Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of April 16, 2013 (this “Amendment”) is by and among AVIV FINANCING IV, L.L.C., a Delaware limited liability company (the “Parent Borrower”), each of the entities identified on the signature pages hereto as a Subsidiary Borrower (each individually a “Subsidiary Borrower” and collectively with the Parent Borrower, the “Borrowers”), AVIV REIT, INC., a Maryland corporation (the “REIT Guarantor”), AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the “LP Guarantor”), AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership (the “OP Guarantor”), the other Guarantors identified herein, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders party to the Credit Agreement referred to below.

R E C I T A L S

A. The Borrowers, the REIT Guarantor, the LP Guarantor, the OP Guarantor and the other Guarantors identified on the signature pages hereto, the Administrative Agent and certain financial institutions, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of March 26, 2013 (the “Original Credit Agreement”).

B. Pursuant to Section 2.19 of the Credit Agreement, on April 1, 2013 the Parent Borrower submitted a notice of its intention to (a) convert 100% of the outstanding Term Loan Commitments and funded Term Loans to Revolving Commitments and (in the case of the funded portion of the Term Loans being converted) Revolving Loans and (b) permanently terminate the Term Loan Commitments and outstanding Term Loans and cancel the Term Notes.

C. In order to effectuate the foregoing, the Credit Parties and the Administrative Agent have agreed to execute this Amendment in accordance with Section 2.19(e) of the Credit Agreement to clarify the amount of the Commitments and the outstanding Loans after giving effect to the conversion on April 16, 2013 (the “Term Loan Conversion Date”).

D. From and after the date hereof, the Original Credit Agreement as amended by this Amendment, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Credit Agreement”.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Definitions. Capitalized term used but not otherwise defined herein shall have the meanings provided in the Original Credit Agreement.

2. Amendments. Effective upon the Term Loan Conversion Date and satisfaction of the conditions in Section 4 of this Amendment:

(a) Section 1.01 of the Original Credit Agreement is hereby amended as follows:

(i) The definition of “Term Loan Commitment” is hereby deleted in its entirety and replaced with the following:

“Term Loan Commitment” means, with respect to each Term Loan Lender, $0.

(ii) The definition of “Term Loan Percentage” is hereby deleted in its entirety and replaced with the following:

“Term Loan Percentage” means, at any time, for each Term Loan Lender, 0%.

(b) Section 2.01(a) of the Original Credit Agreement is hereby amended to reflect the new higher Aggregate Revolving Committed Amount and to remove references to Section 2.19 and to the Term Loans by deleting it in its entirety and replacing it with the following:

(a) Revolving Loans. During the Revolving Commitment Period, each Revolving Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Parent Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Revolving Lenders collectively, the aggregate Outstanding Amount of Revolving Obligations shall not exceed the lesser of (x) FOUR HUNDRED MILLION DOLLARS ($400,000,000) (as such amount may be increased or decreased in accordance with the provisions hereof (including, without limitation, Section 2.01(e)), the “Aggregate Revolving Committed Amount”) and (y) the Borrowing Base Amount for such date, (ii) with regard to each Revolving Lender individually, such Revolving Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount and (iii) the Total Outstandings shall not exceed the lesser of (x) the Aggregate Commitments and (y) the Borrowing Base Amount. Revolving Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof.

(c) Section 2.01(d) of the Original Credit Agreement is hereby amended to reflect the fact that the Borrowers may no longer request Term Loans by deleting it in its entirety and replacing it with the following:

(d) Term Loans. The aggregate Outstanding Amount of term loans made by each Term Loan Lender to the Borrower (each, a “Term Loan”) shall equal ZERO DOLLARS ($0).

(d) The first paragraph of Section 2.01(e) of the Original Credit Agreement is hereby amended to remove references to the incremental term loan facilities by deleting it in its entirety and replacing it with the following:

(e) Increases of the Aggregate Revolving Commitments. Subject to the terms and conditions set forth herein, the Parent Borrower may, at any time prior to the then Applicable Maturity Date, upon written notice to the Administrative Agent, cause an increase in the Aggregate Revolving Commitments (each such increase, an “Incremental Revolving Increase”, and collectively, “Incremental Facilities”) in an aggregate amount of up to ONE HUNDRED MILLION DOLLARS ($100,000,000) (to an aggregate amount not more than FIVE HUNDRED MILLION DOLLARS ($500,000,000)), provided that such increase shall be conditioned and effective upon the satisfaction of the following conditions:

(e) Schedule 2.01 to the Original Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto as Exhibit A.

3. Outstanding Amounts. For the avoidance of doubt, on the Term Loan Conversion Date upon giving effect to this Amendment:

(a) The outstanding principal amount of the Term Loans will be $0.

(b) The outstanding principal amount of the Revolving Loans will be $75,000,000.

(c) The Aggregate Revolving Committed Amount will be $400,000,000.

4. Conditions to Effectiveness. This Amendment shall be and become effective as of the Term Loan Conversion Date when the following condition has been satisfied:

(a) The Administrative Agent shall have received counterparts (or other evidence of execution satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Administrative Agent.

5. Reference to and Effect on the Original Credit Agreement.

(a) Except as expressly provided herein, the Original Credit Agreement and all of the Credit Documents (other than the Term Notes which have been cancelled) shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Administrative Agent or any Lender under the Original Credit Agreement or any of the Credit Documents, or (ii) any Default or Event of Default under the Original Credit Agreement.

6. Costs, Expenses and Taxes. Without limiting the obligation of the Credit Parties to reimburse the Administrative Agent and each Lender for costs, fees, disbursements and expenses incurred by the Administrative Agent and each Lender as specified in the Credit Agreement, the Credit Parties agree to pay on demand all reasonable costs, fees, disbursements and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.

7. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants to the Administrative Agent and each Lender that on and as of the Term Loan Conversion Date and after giving effect to this Amendment:

(a) Each Credit Party has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. This Amendment has been duly authorized by all necessary action of each Credit Party. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;

(b) Each Credit Party’s representations set forth in the Credit Agreement and in the Credit Documents are true, correct and complete on and as of the date hereof, except for any representation made as of an earlier date, which representation shall remain true and correct as of such earlier date; and

(c) No Default or Event of Default has occurred and is continuing.

8. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. The term “Credit Documents” as defined in Section 1.01 of the Credit Agreement shall include (in addition to the Credit Documents described in the Credit Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.

9. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Amendment maintained by the Lenders shall be deemed to be originals.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

PARENT BORROWER

AVIV FINANCING IV, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

	By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

		By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Craig M. Bernfield
			Name:	Craig M. Bernfield
			Its:	Chairman & Chief Executive Officer

SUBSIDIARY BORROWERS

AVIV FOOTHILLS, L.L.C.,

a Delaware limited liability company,

AVIV LIBERTY, L.L.C.,

a Delaware limited liability company,

CALIFORNIA AVIV TWO, L.L.C.

a Delaware limited liability company,

EFFINGHAM ASSOCIATES, L.L.C.,

an Illinois limited liability company,

ELITE MATTOON, L.L.C.,

a Delaware limited liability company,

GARDNERVILLE PROPERTY, L.L.C.,

a Delaware limited liability company,

KANSAS FIVE PROPERTY, L.L.C.,

a Delaware limited liability company,

KARAN ASSOCIATES, L.L.C.,

a Delaware limited liability company,

MANOR ASSOCIATES, L.L.C.,

a Delaware limited liability company,

NEWTOWN ALF PROPERTY, L.L.C.,

a Delaware limited liability company,

OHIO PENNSYLVANIA PROPERTY, L.L.C.,

a Delaware limited liability company,

ORANGE ALF PROPERTY, L.L.C.,

a Delaware limited liability company,

POMONA VISTA L.L.C.,

an Illinois limited liability company,

RATON PROPERTY LIMITED COMPANY,

a New Mexico limited liability company,

RED ROCKS, L.L.C.,

an Illinois limited liability company,

ROSE BALDWIN PARK PROPERTY L.L.C.,

an Illinois limited liability company,

SALEM ASSOCIATES, L.L.C.,

a Delaware limited liability company,

SAN JUAN NH PROPERTY, L.L.C.,

a Delaware limited liability company,

SANDALWOOD ARKANSAS PROPERTY, L.L.C.,

a Delaware limited liability company,

SEDGWICK PROPERTIES, L.L.C.,

a Delaware limited liability company,

SUN-MESA PROPERTIES, L.L.C.,

an Illinois limited liability company,

VRB AVIV, L.L.C.

a Delaware limited liability company,

WATAUGA ASSOCIATES, L.L.C.,

an Illinois limited liability company,

WILLIS TEXAS AVIV, L.L.C.,

A Delaware limited liability company

By:	AVIV FINANCING IV, L.L.C.,
a Delaware limited liability company,
their sole member

	By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

		By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

			By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

				By:	/s/ Craig M. Bernfield
				Name:	Craig M. Bernfield
				Its:	Chairman & Chief Executive Officer

REIT GUARANTOR

AVIV REIT, INC.,
a Maryland corporation

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Its:	Chairman & Chief Executive Officer

LP GUARANTOR

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

	By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Its:	Chairman & Chief Executive Officer

OP GUARANTOR

AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

	By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

		By:	/s/ Craig M. Bernfield
		Name:	Craig M. Bernfield
		Its:	Chairman & Chief Executive Officer

SUBSIDIARY GUARANTORS

AVIV HEALTHCARE CAPITAL CORPORATION,
a Delaware corporation

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Its:	Chairman & Chief Executive Officer

AVIV OP LIMITED PARTNER, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

	By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

		By:	/s/ Craig M. Bernfield
		Name:	Craig M. Bernfield
		Its:	Chairman & Chief Executive Officer

AVIV ASSET MANAGEMENT, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

	By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

		By:	/s/ Craig M. Bernfield
		Name:	Craig M. Bernfield
		Its:	Chairman & Chief Executive Officer

AVIV FINANCING I, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

	By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

		By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Craig M. Bernfield
			Name:	Craig M. Bernfield
			Its:	Chairman & Chief Executive Officer

AVIV FINANCING II, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

	By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

		By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Craig M. Bernfield
			Name:	Craig M. Bernfield
			Its:	Chairman & Chief Executive Officer

AVIV FINANCING III, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

	By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

		By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Craig M. Bernfield
			Name:	Craig M. Bernfield
			Its:	Chairman & Chief Executive Officer

AVIV FINANCING V, L.L.C.,
a Delaware limited liability company

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

	By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

		By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Craig M. Bernfield
			Name:	Craig M. Bernfield
			Its:	Chairman & Chief Executive Officer

ALAMOGORDO AVIV, L.L.C.,

a New Mexico limited liability company,

ARMA YATES, L.L.C.,

a Delaware limited liability company,

BENTON HARBOR, L.L.C.,

an Illinois limited liability company,

BRADENTON ALF PROPERTY, L.L.C.,

a Delaware limited liability company,

CALIFORNIA AVIV, L.L.C.,

a Delaware limited liability company,

CHENAL ARKANSAS, L.L.C.,

a Delaware limited liability company,

CHIPPEWA VALLEY, L.L.C.,

an Illinois limited liability company,

CLAYTON ASSOCIATES, L.L.C.,

a New Mexico limited liability company,

COLUMBUS WESTERN AVENUE, L.L.C.,

a Delaware limited liability company,

COMMERCE NURSING HOMES, L.L.C.,

an Illinois limited liability company,

COMMERCE STERLING HART DRIVE, L.L.C.,

a Delaware limited liability company,

CONROE RIGBY OWEN ROAD, L.L.C.,

a Delaware limited liability company,

DENISON TEXAS, L.L.C.,

a Delaware limited liability company,

FALFURRIAS TEXAS, L.L.C.,

a Delaware limited liability company,

FLORENCE HEIGHTS ASSOCIATES, L.L.C.,

a Delaware limited liability company,

FREDERICKSBURG SOUTH ADAMS STREET, L.L.C.,

a Delaware limited liability company,

FREEWATER OREGON, L.L.C.,

a Delaware limited liability company,

FULLERTON CALIFORNIA, L.L.C.,

a Delaware limited liability company,

GERMANTOWN PROPERTY, L.L.C.,

a Delaware limited liability company,

HERITAGE MONTEREY ASSOCIATES, L.L.C.,

an Illinois limited liability company,

HIGHLAND LEASEHOLD, L.L.C.,

a Delaware limited liability company,

HOBBS ASSOCIATES, L.L.C.,

an Illinois limited liability company,

HOT SPRINGS AVIV, L.L.C.,

a Delaware limited liability company,

HOUSTON TEXAS AVIV, L.L.C.,

a Delaware limited liability company,

HUTCHINSON KANSAS, L.L.C.,

a Delaware limited liability company,

JASPER SPRINGHILL STREET, L.L.C.,

a Delaware limited liability company,

MCCARTHY STREET PROPERTY, L.L.C.,

a Delaware limited liability company,

MISSOURI ASSOCIATES, L.L.C.,

a Delaware limited liability company,

MISSOURI REGENCY ASSOCIATES, L.L.C.,

a Delaware limited liability company,

MOUNT WASHINGTON PROPERTY, L.L.C.,

a Delaware limited liability company,

N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY

a New Mexico limited liability company,

N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY

a New Mexico limited liability company,

N.M. LORDSBURG THREE PLUS ONE LIMITED COMPANY

a New Mexico limited liability company,

N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY

a New Mexico limited liability company,

OMAHA ASSOCIATES, L.L.C.,

a Delaware limited liability company,

RIVERSIDE NURSING HOME ASSOCIATES, L.L.C.,

a Delaware limited liability company,

SANTA ANA-BARTLETT, L.L.C.,

an Illinois limited liability company,

SAVOY/BONHAM VENTURE, L.L.C.,

a Delaware limited liability company,

SOUTHERN CALIFORNIA NEVADA, L.L.C.,

a Delaware limited liability company,

TUJUNGA, L.L.C.,

a Delaware limited liability company,

WASHINGTON-OREGON ASSOCIATES, L.L.C.,

an Illinois limited liability company,

WHEELER HEALTHCARE ASSOCIATES, L.L.C.,
a Texas limited liability company,

By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company,
their sole member

	By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

		By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

			By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

				By:	/s/ Craig M. Bernfield
				Name:	Craig M. Bernfield
				Its:	Chairman & Chief Executive Officer

ARKANSAS AVIV, L.L.C.,

a Delaware limited liability company,

AVON OHIO, L.L.C.,

a Delaware limited liability company,

BELLEVILLE ILLINOIS, L.L.C.,

a Delaware limited liability company,

BELLINGHAM II ASSOCIATES, L.L.C.,

a Delaware limited liability company,

BHG AVIV, L.L.C.,

a Delaware limited liability company,

BIGLERVILLE ROAD, L.L.C.,

a Delaware limited liability company,

BONHAM TEXAS, L.L.C.,

a Delaware limited liability company,

BURTON NH PROPERTY, L.L.C.,

a Delaware limited liability company,

CAMAS ASSOCIATES, L.L.C.,

a Delaware limited liability company,

CHATHAM AVIV, L.L.C.,

a Delaware limited liability company,

CLARKSTON CARE, L.L.C.,

a Delaware limited liability company,

COLONIAL MADISON ASSOCIATES, L.L.C.,

a Delaware limited liability company,

COLUMBIA VIEW ASSOCIATES, L.L.C.,

a Delaware limited liability company,

COLUMBUS TEXAS AVIV, L.L.C.,

a Delaware limited liability company,

CROOKED RIVER ROAD, L.L.C.,

a Delaware limited liability company,

CR AVIV, L.L.C.,

a Delaware limited liability company,

CUYAHOGA FALLS PROPERTY, L.L.C.,

a Delaware limited liability company,

DARIEN ALF PROPERTY, L.L.C.,

a Delaware limited liability company,

EAST ROLLINS STREET, L.L.C.,

a Delaware limited liability company,

ELITE YORKVILLE, L.L.C.,

a Delaware limited liability company,

FOUNTAIN ASSOCIATES, L.L.C.,

a Delaware limited liability company,

FOUR FOUNTAINS AVIV, L.L.C.,

a Delaware limited liability company,

GILTEX CARE, L.L.C.,

a Delaware limited liability company,

GREAT BEND PROPERTY, L.L.C.,

a Delaware limited liability company,

HHM AVIV, L.L.C.,

a Delaware limited liability company,

HIDDEN ACRES PROPERTY, L.L.C.,

a Delaware limited liability company,

IDAHO ASSOCIATES, L.L.C.,

an Illinois limited liability company,

IOWA LINCOLN COUNTY PROPERTY, L.L.C.,

a Delaware limited liability company,

KARAN ASSOCIATES TWO, L.L.C.,

a Delaware limited liability company,

KB NORTHWEST ASSOCIATES, L.L.C.,

a Delaware limited liability company,

MANSFIELD AVIV, L.L.C.,

a Delaware limited liability company,

MASSACHUSETTS NURSING HOMES, L.L.C.,

a Delaware limited liability company,

MINNESOTA ASSOCIATES, L.L.C.,

a Delaware limited liability company,

MONTEREY PARK LEASEHOLD MORTGAGE, L.L.C.,

a Delaware limited liability company,

MT. VERNON TEXAS, L.L.C.,

a Delaware limited liability company,

MURRAY COUNTY, L.L.C.,

a Delaware limited liability company,

NORWALK ALF PROPERTY, L.L.C.,

a Delaware limited liability company,

OAKLAND NURSING HOMES, L.L.C.,

a Delaware limited liability company,

OCTOBER ASSOCIATES, L.L.C.,

a Delaware limited liability company,

OGDEN ASSOCIATES, L.L.C.,

a Delaware limited liability company,

OHIO AVIV, L.L.C.,

a Delaware limited liability company,

OHIO AVIV THREE, L.L.C.,

a Delaware limited liability company,

OHIO AVIV TWO, L.L.C.,

a Delaware limited liability company,

OREGON ASSOCIATES, L.L.C.,

a Delaware limited liability company,

PEABODY ASSOCIATES, L.L.C.,

a Delaware limited liability company,

PRESCOTT ARKANSAS, L.L.C.,

a Delaware limited liability company,

RICHLAND WASHINGTON, L.L.C.,

a Delaware limited liability company,

SANTA FE MISSOURI ASSOCIATES, L.L.C.,

an Illinois limited liability company,

SEARCY AVIV, L.L.C.,

a Delaware limited liability company,

SKYVIEW ASSOCIATES, L.L.C.,

a Delaware limited liability company,

STAR CITY ARKANSAS, L.L.C.,

a Delaware limited liability company,

WELLINGTON LEASEHOLD, L.L.C.,

a Delaware limited liability company,

WEST PEARL STREET, L.L.C.,

a Delaware limited liability company,

XION, L.L.C.,

an Illinois limited liability company,

YUBA AVIV, L.L.C.,
a Delaware limited liability company

By:	AVIV FINANCING II, L.L.C.,
a Delaware limited liability company,
their sole member

	By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

		By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

			By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

				By:	/s/ Craig M. Bernfield
				Name:	Craig M. Bernfield
				Its:	Chairman & Chief Executive Officer

CASA/SIERRA CALIFORNIA ASSOCIATES, L.L.C.,

a Delaware limited liability company,

FLORIDA FOUR PROPERTIES, L.L.C.,

a Delaware limited liability company,

GLENDALE NH PROPERTY, L.L.C.,

a Delaware limited liability company,

KINGSVILLE TEXAS, L.L.C.,

a Delaware limited liability company,

MONTANA ASSOCIATES, L.L.C.,

an Illinois limited liability company,

ORANGE, L.L.C.,

an Illinois limited liability company,

PEABODY ASSOCIATES TWO, L.L.C.,

a Delaware limited liability company,

SEGUIN TEXAS PROPERTY, L.L.C.,

a Delaware limited liability company,

SOUTHEAST MISSOURI PROPERTY, L.L.C.,

a Delaware limited liability company,

STEVENS AVENUE PROPERTY, L.L.C.,

a Delaware limited liability company,

TEXAS FIFTEEN PROPERTY, L.L.C.,
a Delaware limited liability company

By:	AVIV FINANCING V, L.L.C.,
a Delaware limited liability company,
their sole member

	By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,
a Delaware limited partnership,
its sole member

		By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership,
its general partner

			By:	AVIV REIT, INC.,
a Maryland corporation,
its general partner

				By:	/s/ Craig M. Bernfield
				Name:	Craig M. Bernfield
				Its:	Chairman & Chief Executive Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Jeremy Schmitt
	Name:	Jeremy Schmitt
	Title:	Vice President

Exhibit A

Schedule 2.01

LENDERS AND COMMITMENTS

Lender	Revolving Commitment Percentage	Revolving Committed Amount

Bank of America, N.A.	11.500000000%	$46,000,000
SunTrust Bank	11.500000000%	$46,000,000
Morgan Stanley Bank, N.A.	11.500000000%	$46,000,000
Goldman Sachs Bank USA	9.000000000%	$36,000,000
RBS Citizens, N.A.	9.000000000%	$36,000,000
Royal Bank of Canada	8.750000000%	$35,000,000
Citibank N.A.	7.500000000%	$30,000,000
Banco Popular North America	7.500000000%	$30,000,000
FirstMerit Bank, N.A.	7.500000000%	$30,000,000
The PrivateBank and Trust Company	6.250000000%	$25,000,000
Bank Leumi, USA	6.250000000%	$25,000,000
Credit Agricole Corporate & Investment Bank	3.750000000%	$15,000,000

Total:	100.000000000%	$400,000,000